Target Growth Allocation Fund,

a series of Prudential Investment Portfolios 16 (formerly, Target Asset Allocation Funds)

Prospectus Dated September 28, 2013

Supplement Dated June 11, 2013

The proposed reorganization of Target Growth Allocation Fund, a series of Prudential Investment Portfolios 16 (formerly, Target Asset Allocation Funds) (“Target Fund”), into Prudential Jennison Equity Income Fund, a series of Prudential Investment Portfolios Inc., 10 (“Equity Income Fund”) has received the required approval of the shareholders of Target Fund. The reorganization is expected to occur as of the close of business on the New York Stock Exchange on Friday, June 21, 2013. In anticipation of the upcoming reorganization, generally the last day for purchases and exchanges into Target Fund will be at the close of business on Friday, June 14, 2013.

LR482